AllianceBernstein Blended Style Series Fund
811-21081


Exhibit 77Q1(a)


Copy of Amended and Restated By-Laws of the Registrant -
Incorporated by reference (filed as Exhibit 99b to Post-Effective Amendment No. 13 of Registration
Statement on Form N-1A, filed March 16, 2006 -
File No. 333-87002).